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                                                                   Exhibit 10.24
                                                                   -------------

                                   AMENDMENT NO. 11
                                        TO THE
                        DIRECT BROADCASTING SATELLITE CONTRACT
                                       BETWEEN
              UNITED STATES SATELLITE BROADCASTING COMPANY, INC. (USSB)
                                         AND
                             LOCKHEED MARTIN CORPORATION
                                       THROUGH
                    LOCKHEED MARTIN ASTRO SPACE COMMERCIAL (ASTRO)





This Amendment is effective 30 September 1996.

WHEREAS, USSB has requested ASTRO to conduct additional studies requiring an extension to the System Definition Phase and a resultant rescheduling of the Construction Phase Commencement (CPC), and

WHEREAS, ASTRO is willing to perform the additional studies and to grant an extension and resultant rescheduling of the CPC in accordance with the changes made herein, and

WHEREAS, the Parties recognize and agree that, prior to the CPC, further changes to this Contract will be required, including the change to a model of ASTRO's Series A2100 satellite and changes to terms, conditions, delivery schedules, prices, payments and the Exhibits.

NOW THEREFORE, in consideration of the promises and mutual convenants hereinafter contained, the parties agree to the following:

I. In paragraph II TERMS, of Amendment No. 10, change the date satellite construction shall commence to 1 December 1996 unless USSB notifies ASTRO of its intent not to proceed no later than 1 December 1996.

II. All other dates specified in the Contract's ARTICLE 3. DELIVERABLE ITEMS AND DELIVERY SCHEDULE and ARTICLE 4. PAYMENT, beginning with the CPC payment number 13, specified in Amendment No. 10, will be deferred for two months due to the time required: (1) for ASTRO to perform the studies of the alternatives outlined in USSB's letter dated September 16, 1996, (2) for USSB to analyze the information provided by ASTRO and to determine the manner it decides to proceed, and (3) for the Parties to further modify this Contract to incorporate the changes required to accommodate USSB's decision, including changes to a model of ASTRO's A2100 satellite, the prices, payment schedule, delivery schedule, terms, conditions, and the Contract's Exhibits prior to CPC.

III. In consideration of the extension to this Contract and for ASTRO's performance of the studies of the alternatives specified in paragraph II, above, USSB agrees to pay ASTRO the sum of US$50,000.00 on 18 October 1996.

IV. Except as modified herein, all terms and conditions of this Contract shall be valid and in effect as specified through Amendment No. 10.

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IN WITNESS THEREOF, the Parties have caused this Amendment No. 11 to be signed by their duly authorized officer or representative.


LOCKHEED MARTIN CORPORATION            UNITED STATES SATELLITE
                                       BROADCASTING COMPANY, INC.



By: /s/ H.T. Riley                     By:  /s/Robert W. Hubbard
    --------------------------              --------------------------------
    H.T. Riley, Manager                     Robert W. Hubbard
    Contracts, East Windsor Operations      Executive Vice President
    Lockheed Martin Astro Space
    Commercial